Exhibit 10.1

                          COLLOCATION LICENSE AGREEMENT

     This  Collocation License Agreement (the "Agreement"), is made as of the 10
                                                                              --
day  of  June  2003 (the "Effective Date"), by and between Telecommunications of
         ----
Nevada,  LLC,  a  Delaware  limited  liability  company,  doing  business  as XO
Communications a Limited Liability Company, on behalf of itself and its operating subsidiaries and affiliates, with an office at 2240 Corporate Circle, Suite 100, Henderson, Nevada S9014 ("XO") and Telco Billing, Inc., a Nevada corporation, with an office at 806 Buchannon Blvd., Suite 250-115, Boulder City, Nevada 89005 ("Customer")- Customer and Service Provider being collectively referred to herein as the "Parties."

     WHEREAS, XO and/or its affiliates currently own or lease certain premises (the "Premises") as described in the applicable Collocation Schedule(s) and amendments thereto, which are executed herewith and may be executed from time to time, and all of which are made a part hereof;

     WHEREAS, Customer desires access to a portion of the Premises to locate therein certain communications interconnection equipment (as defined below) and cabling (the "Equipment") for the purpose of interconnecting the Equipment with the XO telecommunications network (the "XO Network"); and

     WHEREAS, XO is willing to grant Customer a license to occupy a portion of the Premises upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, Customer and XO hereby agree as follows:

                                    AGREEMENT
                                    ---------

1.   LICENSE  TO  OCCUPY  AND  PERMISSIBLE  USE,

     A. Subject to the terms provided herein, and subject to The corresponding execution by Customer of an XO service order agreement to purchase telecommunications services from XO to be used in conjunction with this license, except as otherwise permitted pursuant to subsection I.D. below, XO hereby grants to Customer a license (the "License") to install, operate, maintain, and repair a communications system, associated equipment, lines and cables connected thereto, and/or hardware server(s) and its associated cables (collectively, the "Equipment," as further described below) in a portion of the Premises depicted in the Collocation Schedule attached hereto and made a part hereof (the "Equipment Space"). The Equipment co-located by Customer in the Premises with the XO communications facilities and associated equipment (the "Facilities") hereunder shall include only transmission equipment, such as optical terminating equipment and multiplexes, and servers; provided that the Equipment shall not include voice-switching equipment unless expressly approved in writing in advance by XO Such approval, if granted, will become an exhibit to the applicable Collocation Schedule. Customer agrees that XO has the right at any time to audit Customer's traffic and business records in order to ensure compliance with the foregoing, and Customer will cooperate with any such audit,

     B. Each Collocation Schedule shall have attached thereto Exhibit A, the Floor Plan for the Equipment Space (including Equipment layout or diagram), and Exhibit B, Technical Services. Each Collocation Schedule shall only be effective upon its fall execution by the Parties and together with the terms hereof and the related exhibits shall constitute the entire agreement between the parties with respect to the Equipment Space (collectively the "Agreement"),

     C. Customer shall use the Equipment Space and the Equipment installed within the Premises solely to provide communications services to or for the benefit of its customers or end users. Customer shall not prohibit or interfere with the use of the Premises or any portion thereof, by XO or other tenants, customers or occupants of the Premises. Customer shall not sublicense, lease, rent, share, resell or allow the use of the Equipment or Equipment Space, in whole or in part, by any third party, including but not limited to other providers of computer or communications services,

     D. Customer may use the Equipment Space only for purposes of installing, maintaining and operating Equipment necessary to support interconnection to the XO Network. XO shall provide all

                                XO CONFIDENTIAL
                                        1
services to the Customer in each location in which the Customer has collocated Equipment in the XO facility when and where XO can provide and agree to provide the requested services (hereinafter referred to as the "XO Right of First Refusal"). In cases where XO has determined in its sole discretion that XO is unable to provide certain requested services to Customer, XO will provide written notice to Customer declining its Right of First Refusal, and the Customer may then be permitted to cross-connect to a third party carrier in a neutral location specified by XO where XO has created "meet-me" rooms. XO will install and manage all cross-connections (whether to a third party carrier or to XO), and will charge Customer accordingly. Cross-connections from one collocating customer to another may only occur in the applicable meet-me room. Where such a meet-me room is not available, XO will designate an alternate location for facilitating these cross-connects. These cross-connects will also incur a charge in addition to the charges set out in the applicable Collocation Schedule; such additional charge will be determined by XO depending on the specific circumstances,

     E, Customer will not be permitted to utilize the Equipment Space as a work site. Customer may not operate its business out of the Equipment Space or house personnel in the Equipment Space. This includes, but is not limited to, the prohibition against Customer's receipt of mail at XO Facilities. Customer must be present to receive all deliveries at each collocation site, must schedule the receipt of any deliveries with the site's local contact at least twenty-four
(24) hours in advance of each delivery, and must ensure that all deliveries occur as scheduled. XO will not be held responsible in any way for the care of any deliveries made. Deliveries of any kind must be moved away from the loading dock or other receiving area at the collocation site within five (5) hours of the delivery. If the delivery has not been moved by a representative of the Customer, XO may move the delivery to another site, and will not be responsible for the condition of the delivery, including Equipment delivered to the XO Facilities. Equipment may not be stored at any collocation site unless it is housed within the Customer's contracted caged area or cabinet. Mail deliveries to the Customer may not be sent to the Collocation Site. Any mail addressed to the Customer at the Collocation Site will be refused.

     F. Customer may obtain XO Technical Services at XO Facilities in accordance with Exhibit B, Technical Services, attached to and made a part of the applicable Collocation Schedule.

2. CONDITION OF EQUIPMENT SPACE AND PREMISES. XO makes no warranty or representation regarding the Premises, including, without limitation, that the Equipment Space, the Facilities or the Premises are suitable for the License or its intended use thereof. Customer acknowledges that it has inspected the Equipment Space and the Premises, accepts the same "AS IS" and agrees that XO is under no obligation to perform any work or provide any materials to prepare the Equipment Space or me Premises for Customer,

3.   LICENSE  FEE  AND  PAYMENT.

     A. Customer shall pay XO, at its office, or at such other place as XO may designate from time to time, a license fee(s) comprised of monthly recurring service fees set forth in the applicable Collocation Schedule for Customer's use of the Equipment Space under the terms and conditions set forth herein, including any applicable taxes, fees and other charges, and any non-recurring charges (the "License Fee"), Invoices for the license Fee and other applicable charges will be for the specified period, e.g., monthly, and are due within thirty (30) days from the date of the invoice. License Fees and other applicable recurring and nonrecurring charges for collocation will appear on the invoice one (1) month in advance, with the first month's charges pro-rated to the number of days in service for the first month, and usage based or other related charges that vary will be billed in arrears and included on the invoices, all of which Customer agrees to pay,

     B, Invoices not paid within thirty (30) days from the date of the invoice, unless otherwise specified on the invoice, will be past due. Customer shall pay XO interest at the rate of 1.5% per month on all sums not paid when due hereunder or the maximum rate allowable by law, whichever is less. Customer agrees to reimburse XO for any costs incurred as a result of any collection activity, including lout not limited to reasonable attorney's fees, unless otherwise prohibited by law. Customer authorizes XO to request information from a reporting agency to enable XO to assess Customer's credit history, that such action is not an extension of "credit" to Customer, and that XO may, upon notice to Customer, alter any fee, service or billing arrangements as a result of such report or upon determination of a change in

                                XO CONFIDENTIAL
                                        2

Customer's financial circumstances. In addition, Customer acknowledges that XO may require Customer to submit a deposit, bond or other financial assurances to XO if so requested by XQ.

4. TERM. The term of the License to occupy each Equipment Space shall begin on the ''Requested Service Date," set forth in Paragraph 3 of each individual Collocation Schedule or, on the date that XO delivers notice to the Customer that the Equipment Space is available for use or it has completed the build- out of tile Equipment Space, if any build-out is required and agreed to by XO, whichever is later. The date upon which XO provides notice to the Customer that the space is available and ready for use shall be referred to as the "Service Commencement Date". XO will begin billing Customer for the License Fee and other applicable charges on the Service Commencement Date. The minimum term of Customer's License to occupy the Equipment Space shall be the period set forth in each Collocation Schedule, but in any case not less than one (1) year (the "Term"). The Term shall begin on the Service Commencement Date. In the event that XO is delayed in making the Equipment Space available for use by the Customer for any reason other than the acts or omissions of Customer, Customer shall not be obligated to pay the License Fee as set forth in the applicable Collocation Schedule until such time as XO makes the Equipment Space available to Customer. XO SHALL NOT BE LIABLE FOR ANY DAMAGES WHATSOEVER RESULTING FROM DELAYS IN MEETING THE REQUESTED SERVICE DATE FOR THE EQUIPMENT SPACE SPECIFIED BY CUSTOMER, OR INABILITY TO PROVIDE SERVICES TO SUCH EQUIPMENT SPACE, CUSTOMER MAY NOT CANCEL THIS AGREEMENT IF THERE IS A DELAY IN DELIVERY OF THE EQUIPMENT SPACE OR ANY RELATED SERVICES UNLESS SUCH DELAY IS SOLELY DUE TO XO AND SUCH
DELAY EXTENDS NINETY (90) DAYS BEYOND THE REQUESTED SERVICE DATE; PROVIDED, HOWEVER, IN NO EVENT MAY CUSTOMER CANCEL IF XO HAS AGREED TO CONSTRUCT OR IS CONSTRUCTING FACILITIES IN THE EQUIPMENT SPACE.

5. RENEWAL, XO will notify Customer, in writing, at least forty-five (45) days prior to the expiration of the Agreement, regarding the pending expiration of this Agreement and the automatic renewal of the Agreement, If neither the Customer nor XO cancel the Agreement before the end of the Term, this Agreement will automatically renew for a similar term and at the rates specified in the applicable Collocation Schedule. Any renewal or continuation of the License for each Equipment Space shall be contingent on the election by XO to continue to own or lease the Premises in which the Equipment Space is located for the duration of the Renewal Period(s), such election to be exercised at the sole discretion of XO.

6. RESERVATION OF RIGHTS/NON-EXCLUSIVITY. XO reserves the right to grant, renew or extend similar licenses to others for locating equipment and facilities in the Premises. Customer acknowledges that it has been granted only a license to use and occupy the Equipment Space and that it has not been granted, nor does it possess, any real property interests in the Equipment Space. No use of the Equipment Space or XO Premises by Customer or payment of any charges required under this Agreement shall create or vest in Customer any easements or other ownership or real property interest of any kind or nature. If this Agreement shall be construed by the landlord or the sub-landlord of the XO Premises (if applicable) to be a violation of the lease or sublease under which XO occupies the XO Premises, then upon the request of XO, Customer shall either enter into an agreement approved by such landlord or sub-landlord, or immediately remove Customer's Equipment from the XO Premises. XO agrees to use commercially reasonable efforts to cooperate with Customer in obtaining the approvals
Customer  may  need  to  obtain  from  the  landlord  or  sub-landlord.

7. ACCESS TO XO PREMISES. Subject to the terms and limitations described herein, including XO reasonable security measures, XO shall provide Customer reasonable access to the Premises in order to access the Equipment Space, in accordance to the specifications set forth in the Collocation Schedule, so that Customer may perform installation, operation, maintenance, replacement and repair functions. All such access and other activities shall be subject to Customer providing XO with reasonable advance notice, and shall be at Customer's expense. During such access, unless unrestricted access is identified and permitted pursuant to the applicable Collocation Schedule, Customer must be accompanied at all times by an XO designated representative and Customer will incur the Escort Charges as follows:

     Normal  XO  Business  Hours  (Monday-Friday,  8:00  am
     to  5:00 pro local time  (except  XO  holidays)):              $75 per hour

     XO Non Business Hours (all other times, Holidays and Sundays):$100 per hour

                                XO CONFIDENTIAL
                                        3

8.   INSTALLATION  AND  OTHER  WORK.

     A. Prior to the commencement of any work at or around the Premises, Customer shall, at its cost and expense, prepare and deliver to XO working drawings, plans and specifications (the "Plans"), detailing the technical characteristics, location and size of the Equipment and/or die Equipment Space, specifically describing the proposed installation and related work, and detailing the schedule for all installation activities related thereto. No work shall commence until XO, in its sole discretion, has approved the Plans in writing and Customer has received such written approval. The Equipment shall be designed and constructed so as to prevent electromagnetic and radio frequency signal leakage. XO shall allow Customer to connect the Equipment to the XO Facilities in accordance with industry-accepted practices and procedures.

     B.   Customer  shall:

          I. perform such installation and other work in a safe manner consistent with the Equipment manufacturers' specifications, industry standards and practices and other requirements provided by XO;

          II. perform such construction and other work so as to minimize interference with the operation of the Premises and the occupants' activities and businesses;

          III. perform heavy construction or installation activities, which would reasonably be considered as disruptive or noisy, before 8:00 a.m. and after 5:00 p.m. local time or as otherwise reasonably requested by XO;

          IV. obtain necessary federal, state and municipal permits, licenses and approvals, prior to the commencement of any installation and other work;

          V. conduct its installation or work activities with manufacturer-certified technicians;

          VI. be responsible for safety conditions in the areas of work performance at all times;

          VII. keep the installation or work areas safe and orderly at all times; and

          VIII upon completion of installation or other work, leave the Premises clean and free from all of its materials, tools, and equipment not required after installation and from all rubbish and debris which result from such installation activities.

     C. XO shall have the light to order Customer to stop its installation or other work activities, without liability to XO, if XO determines such activities are interfering with the operation of the Premises or the occupants7 activities and quiet enjoyment thereof,

9.   UTILITIES  AND  INTERRUPTIONS.

     A. During the Term, XO shall use commercially reasonable efforts to furnish to Customer electrical power necessary to meet the reasonable requirements of Customer at the Premises. If the power provided by XO causes interference with the proper operation of Customer's Equipment, Customer will be responsible for providing at Customer's sole expense any filtering or regulation devices within the Equipment Space, to correct the interference.

     B. To the extent Customer chooses to install a separate electrical panel and meter for the Equipment, Customer shall pay all costs associated with installation of such separate electrical panel and meter in the Equipment Space. Customer shall pay, and otherwise be responsible for and indemnify XO against all electrical, HVAC and other utility costs attributable to such separate panel and meter installed for the Equipment and all of Customer's activities in the Premises. Such payment will be made by Customer directly to the applicable utilities and vendors if so billed, or Customer shall pay Customer's pro

                                XO CONFIDENTIAL
                                        4
rata share of such costs to XO, including a management fee, if XO is billed by the utilities. Customer acknowledges that such pro rata utility costs paid to XO may vary by region and arc subject to change with thirty (30) days notice to Customer.

     C. XO shall use commercially reasonable efforts to notify Customer in advance of any planned utility or other interruptions or outages which may interfere with Customer's use of the Equipment Space. Further, the Parties shall use reasonable commercial efforts to avoid any unnecessary interruptions and, where required, to work with each other to plan and coordinate necessary service and utility interruptions so as to minimize disruptions to Customer's Equipment and XO Facilities. However, XO shall not be liable, including without limitation to Customer or any of its customers or end users, for any damages, liabilities or expenses resulting from or caused by such interruptions or outages, whether
01  not  due  to  XO  negligence  or  otherwise,

10.  EQUIPMENT  OWNERSHIP  AND  MAINTENANCE,

     A. The Equipment shall belong to Customer and shall be located in the Premises at the sole risk of Customer, and XO shall not be liable for damage thereto or theft, misappropriation or loss thereof, except in the event of XO gross negligence or willful misconduct. All Equipment supplied by Customer shall be conspicuously labeled by the Customer as such.

     B. Customer shall at its sole expense maintain and repair its Equipment, including without limitation to avoid hazard or damage to the Facilities or injury to XO employees, agents and suppliers or to the public. In case where additional protection facilities are required, the same shall be provided by Customer, at Customer's sole expense. XO shall have no responsibility for the maintenance and repair of the Equipment.

     C. At the expiration or termination of this Agreement or any individual Collocation Schedule, Customer will remove the Equipment and Customer's personal property from the Premises in a neat and orderly manner, and repair all damage caused by such removal, at Customer's sole cost and expense. Any property not so removed within sixty (60) days after the expiration or termination of this Agreement or any individual Collocation Schedule shall be deemed the property of XO and Customer shall be liable for all costs incurred by XO from the removal and storage, if applicable, of the Equipment which Customer failed or refused to remove as well as any costs incurred by XO for the repair of the Premises as a result thereof.

11.  LIMITATIONS  ON  USE  AND  RELOCATION.

     A. XO may limit the use of the Equipment Space or any portion thereof by Customer hereunder when necessary because of conditions beyond its control as set forth in Section 21.M. herein and damages are limited pursuant to Article 20 set forth below. In addition, XO reserves the right at all times during the Term to suspend any and all services and/or Facilities to be provided hereunder, including, without limitation to furnishing of electrical power, and remove, change or otherwise terminate the operation of Customer-supplied Equipment installed in the Equipment Space without notice, if XO deems, in its sole discretion, that such actions are necessary to protect the public or XO personnel, agents, and XO Facilities or services from damages or injury of any kind. Where possible, XO will notify Customer promptly of such action and work in cooperation with Customer to effect such remedies so as to permit the Equipment to be returned to operation in an acceptable manner,

     B. XO shall have the right to relocate or require the relocation of the Equipment if such relocation is necessary or desirable, in XO reasonable judgment, including without limitation due to damage to the Premises. In such event, XO shall provide Customer with reasonable advance notice of the need to relocate such Equipment, and the Parties shall meet to agree upon the activities required for such relocation. Customer shall be responsible for all costs resulting from such relocation of the Equipment. If Customer and XO are unable to agree upon the terms of such relocation, Customer may terminate the applicable Collocation Schedule, subject to Customer's performing its obligations resulting from termination and paying all sums due prior to actual termination.

                                XO CONFIDENTIAL
                                        5

12.  ENVIRONMENTAL  RESPONSIBILITY,

     A. XO and Customer agree to comply with applicable federal, state and local environmental, health and safety laws and regulations, including U.S. Environmental Protection Agency ("EPA") regulations issued under the Clean Air Act, Clean Water Act, Resource Conservation and Recovery Act, Comprehensive Environmental Response, Compensation and Liability Act, Superfund Amendments and Reauthorization Act and the Toxic Substances Control Act and OSHA regulations issued under the Occupational Safety and Health Act of 1970 and all similar or related state laws. Each Party has the responsibility to notify the other if compliance inspections occur and/or citations are issued that impact any aspect of this Agreement or involve any exposure to hazardous materials at an XO facility.

     B. To the extent required by federal, state or local laws, XO and Customer are each responsible for preparing and distributing or posting any and all notices of known, recognized or suspected physical hazards or chemical hazards, including but not limited to providing and posting Material Safety Data Sheets
("MSDSs") for materials present on the Collocation Site or brought on site to the Collocation Site.

     C. Customer owns any materials brought to or used at the Collocation Site by Customer or remaining at the Collocation Site as a result of Customer's activities. Customer shall indemnify XO for any claims or liabilities arising from the effects of these materials or the presence of the materials themselves. Customer shall not take any action that creates substantial new safety or environmental hazards nor shall Customer use or store hazardous materials other than those already present as a result of XO's activities at the Collocation Site. Customer shall have plans in place to address any release or exposure resulting from the presence of hazardous materials present at the Collocation Site and if requested by XO, Customer shall demonstrate to XO that its plans are adequate and will result in the appropriate level of emergency response for materials present at the Collocation Site.

     D. Customer shall, at its sole cost and expense, obtain, maintain and comply with environmental permits, approvals, or identification numbers, to the extent such permits, approvals, or identification numbers are required under applicable federal, state or local laws. If the relevant regulatory authority refuses to issue a separate permit, approval, or identification number to Customer, Customer may seek permission from XO to apply for coverage under or to use an existing XO permit, approval, or identification number, but only if allowed by applicable federal, state or local laws. If XO approves Customer's use of XO's permit, approval or identification number, Customer shall, at its sole cost and expense, take all necessary steps to obtain the regulatory approvals required for Customer's use of XO's permit, approval or identification number. Customer shall comply with all of XO's environmental practices/procedures relating to the activity in question, including use of environmental "best management practices" ("BMP") and/or selection of disposition vendors and disposal sites in accordance with XO selection criteria. Notwithstanding Customer's compliance with this provision, Customer shall indemnify, defend and hold XO harmless for any claims or liabilities arising out of Customer's use of XO's permit, approval or identification number. Customer shall also provide XO with copies of all documents, reports, data or other information associated in any way with Customer's use of XO's permit, approval or identification number and shall cooperate with XO if XO is required to complete any reports or respond to other inquiries associated with Customer's use of XO's permit, approval or identification number.

     E. Customer shall be solely responsible for compliance with all XO security, fire, safety, environmental and building practices/codes by its visitors, employees and contractors. Customer shall provide any necessary training to its visitors, employees and contractors who work in XO facilities.

     F, Customer shall, at its sole cost and expense, prepare and/or submit emergency response plans and community right-to-know reporting required by law for Customer's facilities at the Collocation Site. Customer shall provide XO with a copy of all such plans and reports. If XO is required to prepare and/or submit emergency response plans and community right-to-know reporting, Customer shall provide XO with information in Customer's possession necessary to complete such plans or reports and shall cooperate with XO in the implementation of any such plans. Customer shall be solely responsible for payment of any fees associated with its plans or reports. If XO is required to pay fees for plans or reports

                                XO CONFIDENTIAL
                                        6
associated with the facility as a whole, Customer and XO shall develop a cost sharing procedure and Customer shall reimburse XO for its share of such costs.

     G. Notwithstanding Article 14 below, with respect 10 environmental responsibility under this Article 12, XO and Customer shall indemnify, defend, and hold each other harmless from and against any claims (including without limitation, third party claims for personal injury or real or personal property damages), judgments, damages (including direct, indirect and punitive damages), penalties, fines, forfeitures, cost, liabilities, interest and losses that are either (i) proximately caused by the indemnifying Party's gross negligence or willful misconduct regardless of form, or (ii) in connection with the violation or alleged violation of any applicable requirement with respect to the presence or alleged presence of contamination arising out of the indemnifying Party's acts or omissions concerning its operations and/or activities at the Facilities.

     H. Any activities impacting safety, health or the environment must also be harmonized with the specific agreement and the relationship between XO and the private landowner or lessor, if any. Customer's activities may be limited by such agreements, including but not limited to limitations on Equipment access.

13.  CUSTOMER'S  COVENANTS  AND  WARRANTIES.

     A.   Customer  hereby  covenants  and  warrants:

          I. To keep the Equipment Space and the Equipment in good order, repair and condition throughout the Term, to provide XO with full and free access to the Equipment at all times, and to promptly and completely repair all damage to the Premises caused by Customer;

          II. To comply with federal, state and municipal laws, orders, rules and regulations applicable to its activities and the Equipment;

          III. Not to disrupt, adversely affect or interfere with XO or other providers of services in the Premises or with any occupant's use and enjoyment of its equipment, its leased/occupied premises or the common areas of the Premises;

          IV. To pay its monthly license fee when due and to provide written notice to XO if such payment is disputed; and

          V. To comply with the limitations on permissible Equipment and use of the Premises as set out in Article 1 of this Agreement.

     B. Customer represents and warrants to XO that it has obtained or will obtain, at Customer's sole cost and expense and prior to the installation of any of Customer's Equipment, from all applicable public and/or private authorities, all leases, licenses, authorizations, permits, rights of way, building access agreements and easements necessary to operate, maintain and repair Customer's Equipment within the Premises. Customer further represents and warrants that it will maintain all such authorizations throughout the term of this Agreement.

14. INDEMNIFICATION. Customer shall defend, indemnify, and hold XO, its principals, officers, directors, agents, and employees harmless from and against any loss, cost, damage, liability, claims and expenses of any kind arising directly or indirectly from the installation, operation, maintenance and repair of Customer's Equipment, or from Customer's or any of Customer's subcontractors' or agents' acts or omissions including, but not limited to, reasonable attorneys' fees and court costs, except to the extent such loss, damage, cost or expense is due to the gross negligence or willful misconduct of XO or its employees or agents. The provisions of this Article 14 shall survive termination of this Agreement.

                                XO CONFIDENTIAL
                                        7

15.  INSURANCE.

     A. Customer shall maintain such insurance, including through a blanket policy, as will fully protect both Customer and XO from any and all claims by employees of Customer under the Workers' Compensation Act or employer's liability laws, including any employers' disability insurance laws, and from any and all other claims of whatever kind or nature for any and all damage to property or for personal injury, including death to anyone whomsoever, that may arise from Customer's acts or omissions, including without limitation installation, operations, maintenance or repair services, in or around the Premises by Customer or by anyone directly or indirectly engaged or employed by Customer. Customer shall provide XO with certificates evidencing the required coverage before XO begins any installation work or services in or around the Premises and indicating that XO shall be notified not less than thirty (30) days prior to any cancellation or material change in any coverage. Such insurance shall also name XO as an additional insured party under the coverage.

     B. Customer's General Liability Insurance shall have a combined single limit of $5,000,000 (including any applicable primary and umbrella or excess coverage).

     C. Insurance described in Paragraphs (A) and (B) of this Article 15 shall be maintained by Customer throughout the term of this Agreement and any period during which any claims arising from this Agreement are or may be outstanding. Upon Customer's default in obtaining or delivering any such policy or certificate of insurance or Customer's failure to pay the premiums therefore, XO may (but shall not be obligated to) secure or pay the premium for any such policy and charge Customer the cost of such premium, which Customer agrees to pay, or XO may terminate this Agreement, in whole or in part, without liability to Customer.

16. LIENS. Customer shall not permit any mechanic's, material men's or other liens to be filed against all or any part of the Premises, Equipment Space or Facilities, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Customer. Customer shall, at XO request, provide XO with enforceable, conditional and final lien releases (or other reasonable evidence demonstrating protection from liens) from its contractors or other parties performing such work. XO shall have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such Hens. If any such liens arc filed, Customer shall, at its sole cost, within thirty (30) days after filing thereof, cause such lien to be released of record or bonded so that it no longer affects title to the Premises, Equipment Space or Facilities. If Customer fails to cause such lien to be so released or bonded within such thirty
(30) day period, XO may, without waiving its rights and remedies based on such breach, and without releasing Customer from any of its obligations, cause such lien to be released or bonded. Customer shall reimburse XO, within ten (10) business days after receipt of invoice from XO, any sum paid by XO to obtain such bond or release.

17. SUBCONTRACTORS. Customer may subcontract any portion of work within the Premises contemplated by this Agreement to any entity competent to perform such work. However, Customer must obtain XO written approval before utilizing any subcontractor to perform any activities within the Premises under this Agreement and provide evidence that subcontractor maintains the same or additional insurance coverage as required by Customer under this Agreement. In no event shall such subcontract relieve Customer of any of its obligations or liabilities under this Agreement.

18. CONFIDENTIALITY. The Parties agree that all documentation and information provided by the other shall be used solely in connection with the installation, operation, maintenance, and repair of the Equipment, that all such documentation and information shall be deemed proprietary to the disclosing party and shall be received and maintained in confidence. Customer acknowledges that all information about XO Customers and their operations is confidential and may not be disclosed and that Customer agrees it will not use any such information to solicit any business from XO Customers. Each Party shall preserve the other Party's confidential information provided to it hereunder with the same degree of care in protecting its own confidential or proprietary information, but in no event less than a reasonable standard of care shall be used, and where requested, Customer shall execute and comply with the terms of an XO standard General Non-Disclosure Agreement

                                XO CONFIDENTIAL
                                        8

19.  TERMINATION.

     A. TERMINATION FOR BREACH. XO may terminate the Agreement, in whole or in part, if the Customer materially breaches any warranty, representation, agreement, or obligation contained or referred to in the Agreement, or any other agreement with XO, provided XO has given Customer notice of such breach and Customer has failed to cure such breach within a thirty (30) day period following notification, unless another cure period is noted in Paragraph B below or such other applicable agreement; provided further, however, in the event of a material breach by Customer, XO may terminate the Agreement, in whole or in part, immediately and Customer shall be subject to liability for early termination as set forth in Paragraph D below.

     B. EVENTS OF MATERIAL BREACH. Events of material breach by Customer of a warranty, agreement, representation, or obligation include, but are not limited to:

          I. Interference or damage caused to Facilities or other equipment or facilities at the Premises by the installation, operation, maintenance, replacement or repair of the Equipment, which breach must be cured within twenty-four (24) hours.

          II. Failure by Customer to pay the License Fee or any charges under an XO service order, and interest as and when due, which breach must be cured within a ten (10) calendar day period.

          III. Breach by Customer of any material non-monetary provision of the Agreement or an XO service order.

          IV. If Customer abandons or deserts the Equipment during the Term hereof or Customer removes from the Premises (and does not replace or substitute equipment for) all of the Equipment.

          V. Customer's failure to complete all installation activities within one (1) month of the Effective Date of an individual Collocation Schedule.

          VI. Failure to observe the use provisions and limitations on permissible Equipment as set forth in the Agreement, including Article 1 above, which breach must be cured immediately upon notice.

          VII. Cancellation/abandonment of a site pursuant to a Collocation Schedule either prior to or after Customer has taken possession of the Equipment Space and/or XO has begun the build-out of the requested space.

          VIII. Violation of the confidentiality/press release provisions contained herein, which violation must be cured immediately upon notice.

     C. COMMUNICATION FACILITIES. Notwithstanding anything contained herein to the contrary, in the event XO is required to construct and/or acquire special facilities or equipment in connection with providing the Equipment Space to Customer, Customer acknowledges and agrees that XO may therefore incur significant costs and expenses in preparing such Equipment Space to Customer, including but not limited to costs associated with constructing and/or acquiring special facilities or equipment necessary for delivery of the Equipment Space to Customer. In addition to any other rights and remedies XO may have at law, in equity or as provided herein, Customer agrees that if Customer cancels this Agreement or any individual Collocation Schedule after signature but prior to the Service Commencement Date, Customer shall reimburse XO for all costs and expenses XO incurred in constructing and/or acquiring such special facilities or equipment.

D.   EARLY  TERMINATION  CHARGE/BREACH.

     1. PRIOR TO SERVICE COMMENCEMENT. In addition to any other rights and remedies XO may have at law or in equity, including those set forth in Section 19.C above, Customer agrees that if Customer

                                XO CONFIDENTIAL
                                        9
cancels, terminates or breaches any applicable Collocation Schedule after execution of the Collocation Schedule but prior to the Service Commencement Date, Customer shall pay XO an early termination charge in an amount equal to two (2) months of the License Fee set forth on the applicable Collocation Schedule(s).

     2. On or After Service Commencement. Except as otherwise required by law, if, after the Service Commencement Date, Customer: (a) commits and fails to cure (to the extern cure is permitted herein) a material breach of the Agreement, including any Collocation Schedule; or (b) Customer cancels or terminates this Agreement or any Collocation Schedule at any time before completion of the Term or any renewal Term, then XO may elect to pursue one or more of the following courses of action, as applicable: (i) terminate this Agreement or any Collocation Schedule, whereupon all License Fees, including all non-recurring charges, for the remaining Term are immediately due and payable, and terminate any related service order agreements, whereupon all early termination charges set forth therein are also due; (ii) take immediate appropriate action to enforce payment, including suspension or discontinuance of the use of or access to the Premises, Equipment Space or Facilities or any part thereof, including discontinuing all services to such Equipment Space or Customer equipment; and/or
(iii) pursue any other remedies as may be available at law or in equity. Any termination of this Agreement, any Collocation Schedule or any related services by XO shall not be construed as an exclusive remedy and shall not preclude or waive XO's right to pursue any other available remedies. It is agreed that XO damages in the event of cancellation or termination shall be difficult or impossible to ascertain. The provisions of this Article 19 are intended, therefore, to establish liquidated damages in the event of such event and are not intended as a penalty.

20.  DISCLAIMERS

     A. The warranties and remedies set forth in this Agreement constitute the only warranties and remedies with respect to this Agreement. SUCH WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR USE.

     B. DAMAGES LIMITATION AND DISCLAIMER. IN NO EVENT SHALL XO BE LIABLE TO CUSTOMER OR TO CUSTOMER'S END USERS OR OTHER THIRD PARTIES FOR ANY INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION ANY LOST PROFITS, LOST GOODWILL, OR LOST BUSINESS, ARISING UNDER OR AS A RESULT OF THIS AGREEMENT, EVEN IF XO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR EVEN IF DUE TO XO'S OWN NEGLIGENCE, FURTHERMORE, IN NO EVENT WILL XO BE LIABLE TO CUSTOMER FOR ANY DAMAGES, DIRECT OR INDIRECT, ARISING OUT OF CUSTOMER'S USE OF THE PREMISES OR THE SERVICES PROVIDED HEREUNDER, UNLESS SUCH DAMAGES ARE THE DIRECT RESULT OF XO'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IN ANY EVENT, XO'S LIABILITY UNDER THIS AGREEMENT SHALL NOT EXCEED THE TOTAL LICENSE FEES PAID TO XO UNDER THE APPLICABLE COLLOCATION SCHEDULE IN
THE  PRIOR  THREE  (3)  MONTHS  OF  THE  AGREEMENT.

21.  MISCELLANEOUS

     A. ASSIGNMENT. Customer shall not assign, transfer or otherwise encumber any interest it has hereunder or may have in the Equipment Space, this Agreement or delegate its duties hereunder without the prior, written consent of XO, which consent will not be unreasonably withheld. This Agreement shall inure to the benefit of and be binding on all successors and assigns. Any assignment in contravention of these provisions shall be null and void.

     B. NOTICE. Every notice required or permitted hereunder shall be in writing and shall be delivered to the Party's address set forth in the preamble of the Agreement. Either Party may change its address for the purpose of notice hereunder by providing the other Party with notice of the new address.

     C. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the Commonwealth of Virginia. Venue for any action between the Parties shall be in the State Courts in

                                XO CONFIDENTIAL
                                       10

Fairfax County, Virginia 01 the Federal District Court for the Eastern District of Virginia, and Customer agrees to accept exclusive personal jurisdiction of such courts.

     D. SEVERABILITY. If any term or condition of the Agreement shall to any extent be held invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall not be affected thereby, and each term and condition shall be valid and enforceable to the fullest extent permitted by law.

     E. NON-WAIVER. Any failure or delay by either Party to exercise or partially exercise any right, power or privilege under the Agreement shall not be deemed a waiver of any such right, power, or privilege under the Agreement.

     F. MODIFICATIONS. No modifications or amendments to the Agreement and no waiver of any provisions hereof shall be valid unless in writing and signed by duly authorized representatives of the Parties. In addition, electronic acceptance of any additional terms, conditions or supplemental contracts, including Collocation Schedules, by a Party's employee or agent shall not be valid or binding on a Party unless accepted in writing by authorized representatives of both Parries.

     G. BINDING EFFECT. The Agreement binds the named Parties and each of their employees, agents, independent contractors, representatives and persons associated with it.

     H. AUTHORIZATION. Both Parties have full power and authority to enter into and perform this Agreement. The representatives signing this Agreement on behalf of the Parties have been properly authorized and empowered to enter into this Agreement.

     I. REGULATORY AND LEGAL COMPLIANCE. Customer acknowledges that the respective rights and obligations of each Party as set forth in this Agreement are based on existing law and the regulatory environment as it exists on the date of execution of this Agreement. In the event of any effective legislative, regulatory or judicial order, rule, regulation, arbitration or dispute resolution or other legal action affecting the provisions of this Agreement, XO may, by providing written notice to Customer, require that the affected provisions of this Agreement be renegotiated in good faith. This Agreement shall be amended accordingly to reflect the pricing, terms and conditions of such Amendment. In addition, to the extent related to XO services being used in connection with this License, Customer warrants that all traffic being delivered by Customer to XO and all traffic that XO delivers to Customer that has originated in the local calling area in which Customer's terminating NXX is assigned and/or in which such traffic is terminated to Customer, is local traffic or is legally entitled to be treated as local traffic under all applicable federal, state and local laws, administrative and regulatory requirements and any other authorities having jurisdiction over the subject matter of this Agreement.

     J. ACKNOWLEDGMENT OF UNDERSTANDING. The Parties acknowledge that they have read the Agreement, understand it and agree to be bound by its terms and conditions. Further, the Parties agree that the Agreement is the complete and exclusive statement of the agreement between the Parties relating to the subject matter of the Agreement, and supersedes all proposals, letters of intent or prior agreements, oral or written, and all other communications and representations between the Parties relating to the subject matter of the Agreement.

     K. ATTORNEYS' FEES AND COSTS. If any litigation is brought to enforce, or arises out of, the Agreement or any term, clause, or provision hereof, the prevailing Party shall be awarded its reasonable attorneys' fees together with expenses and costs incurred with such litigation, including necessary fees, costs, and expenses for services rendered, as well as subsequent to judgment in obtaining execution thereof.

     L. INDEPENDENT CONTRACTOR RELATIONSHIP. Nothing contained herein shall be construed to imply a joint venture, partnership, or employer and employee relationship between the Parties. Neither Party shall have any right, power or authority to create any obligation, express or implied, on behalf of the other without the prior written approval of the other Party, except as defined in this Agreement or as mutually agreed to under the terms of this Agreement. The employees or agents of one Party shall not be deemed or construed to be the employees or agents of the other Party for any purpose whatsoever.

                                XO CONFIDENTIAL
                                       11

     M. FORCE MAJEURE. Neither Party shall be liable or responsible for delays or failures in performance resulting from events beyond the reasonable control of such Party. Such events shall include but not be limited to acts of God, strikes, lockouts, labor disputes, riots, acts of war, epidemics, acts of government, fire, power failures, nuclear accidents, earthquakes, unusually severe weather, or other disasters, whether or not similar to the foregoing. Customer shall not be entitled to abate payment of the License Fee during the pendency of any delays or failures in performance caused by or resulting from an event beyond the reasonable control of a Party.

     N. REMEDIES. Except as otherwise provided for herein, no remedy conferred by any of the specific provisions of the Agreement is intended to be exclusive of any other remedy. Each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder, now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by either Party shall not constitute a waiver of the right to pursue other available remedies. If Customer commits a material breach or default of this Agreement as set forth in the Agreement, all monies due hereunder will become due and payable immediately.

     O. SURVIVAL. The terms, conditions and warranties contained in the Agreement that by their sense and context are intended to survive the performance hereof by the Parties hereunder shall so survive the completion of the performance, cancellation or termination of the Agreement.

TELECOMMUNICATIONS  OF  NEVADA,                TELCO  BILLING,  INC.
LLC D/B/A XO COMMUNICATIONS A LIMITED
LIABILITY COMPANY

By  /s/ Michael S. Craft                        By  /s/ Carl Puerschner
    ---------------------------------               ----------------------------
Printed Name  Michael S. Craft                  Printed Name  Carl Puerschner
              -----------------------                         ------------------
Title  VP Finance                               Title  D/T
       ------------------------------                  -------------------------
Date  6-19-2003                                 Date  6-10-2003
      -------------------------------                 --------------------------

                                XO CONFIDENTIAL
                                       12

                           COLLOCATION SCHEDULE NO. 1

This  Collocation  Schedule is made on this 1 day of August, 2003 and subject to
                                           ---       ------
all definitions, terms and conditions of that certain Collocation License Agreement, dated 6-10-2003 (the "Agreement") by and between Telecommunications
                   ---------
of Nevada, LLC, a Delaware limited liability company, doing business as XO Communications a Limited Liability Company, with an office at 2240 Corporate Circle, Suite 100, Henderson, Nevada 89014 ("XO"), and Telco Billing, Inc., a Nevada corporation, with an office at 806 Buchannon Blvd., Suite 250-115, Boulder City, Nevada 89005 ("Customer"). This Collocation Schedule also has the following Exhibits: The Floor Plan for the Equipment Space, identified as Exhibit A; and Technical Services, identified as Exhibit B. Capitalized terms used herein but not defined shall have the meanings as set forth in the Agreement.

1.  ADDRESS OF PREMISES                2. SPACE ALLOCATION
2250  Corporate Circle                 One (1) cabinet
Henderson, NV 89014

3.  MINIMUM TERM: Two (2) Years        4. RENEWAL  PERIOD
requested service date: ______         (outline  any  renewal options offered)
                                        ---------------------------------------

5.  ACCESS  TO  PREMISES:  (CHECK  ONE)(1)

  X  24 x 7 unescorted access is provided. Customer will receive 3 cards per
-----
site. Additional  cards  provided  at  $50/card.

     Escorted access is required. Applicable fees are set out in the Agreement.
-----

6.   MONTHLY RECURRING SERVICE FEES - BASE PRICING

Occupancy Fees
                                                         ------------  ------------  --------  -------------
                                                            Monthly    Nonrecurring  Quantity      Total
                                                           Recurring      Charge                  Monthly
                                                            Charge                               Recurring
                                                                                                  Charge
                                                         ------------  ------------  --------  -------------
Cage Option: price per square foot                       $      65.00                   N/A            $ .00
                                                         ------------  ------------  --------  -------------
Cabinet Option: price per cabinet including 20 amps AC   $     600.00                    1           $600.00
power
                                                         ------------  ------------  --------  -------------
Installation                                                           $    2500.00      1
                                                         ------------  ------------  --------  -------------

Additional Power Fees
                                                         ------------  ------------  --------  -------------
                                                           Price Per   Nonrecurring  Quantity      Total
                                                            amp per       Charge                  Monthly
                                                             month                               Recurring
                                                                                                  Charge
                                                         ------------  ------------  --------  -------------
DC Power: in 10 Amp increments                           $      15.00                   N/A             $.00
                                                         ------------  ------------  --------  -------------
120 Volt AC Power with UPS backup: in 10 Amp increments  $      16.00                   N/A             $.00
                                                         ------------  ------------  --------  -------------
120 Volt AC Power without UPS backup; in 10 Amp          $        .00                    20             $.00
increments                                                (included
                                                          w/ cabinet)
                                                         ------------  ------------  --------  -------------


---------------
1 Most locations permit 24x7 unescorted access, but there are several XO buildings which do not permit 24x7 unescorted access (e.g., Sears Tower in Chicago).

                                XO CONFIDENTIAL
                                       13

Cross  Connect  Fees(2)
                                                  To XO
------------------  ---------------  ----------  --------  --------  --------
                                                                     Total Non-
                        Monthly          Non-               Monthly    Total
                       Recurring      Recurring            Recurring Recurring
                        Charge         Charge    Quantity   Charges   Charges
------------------  ---------------  ----------  --------  --------  --------
DS1                 $        50.000  $   200.00  N/A       $    .00  $    .00
------------------  ---------------  ----------  --------  --------  --------
DS3                 $        150.00  $   300.00         1  $ 150.00  $ 300.00
------------------  ---------------  ----------  --------  --------  --------
OC3                 $        500.00  $   800.00  N/A       $    .00  $    .00
------------------  ---------------  ----------  --------  --------  --------
OC12                $        800.00  $  2000.00  N/A       $    .00  $    .00
------------------  ---------------  ----------  --------  --------  --------
OC48                $       2000.00  $  2500.00  N/A       $    .00  $    .00
------------------  ---------------  ----------  --------  --------  --------
Ethernet -lOBaseT   $        100.00  $   200.00  N/A       $    .00  $    .00
------------------  ---------------  ----------  --------  --------  --------
Ethernet -100BaseT  $        600.00  $  1000.00  N/A       $    .00  $    .00
------------------  ---------------  ----------  --------  --------  --------
                      To Alternate Carrier (based on Revenue Commitment)(3)
                    ---------------------------------------------------------
DS1                 $        150.00  $   300.00  N/A
------------------  ---------------  ----------  --------  --------  --------
DS3                 $        450.00  $ 1,000.00  N/A
------------------  ---------------  ----------  --------  --------  --------
OC3                 $     1,600.000  $ 2,000.00  N/A
------------------  ---------------  ----------  --------  --------  --------
OC12                $      3,000.00  $ 5,000.00  N/A
------------------  ---------------  ----------  --------  --------  --------
OC48                $      8,000.00  $10,000.00  N/A
------------------  ---------------  ----------  --------  --------  --------
Ethernet - lOBaseT  $        800.00  $   800.00  N/A
------------------  ---------------  ----------  --------  --------  --------
Ethernet -100BaseT  $      1,000.00  $ 1,500.00  N/A
------------------  ---------------  ----------  --------  --------  --------
                                          Infra-Building
                    ---------------------------------------------------------
DS1                 $        150.00  ICB         N/A
------------------  ---------------  ----------  --------  --------  --------
DS3                 $        450.00  ICB         N/A
------------------  ---------------  ----------  --------  --------  --------
OC3                 $      1,600.00  ICB         N/A
------------------  ---------------  ----------  --------  --------  --------
OC12                $      5,750.00  ICB         N/A
------------------  ---------------  ----------  --------  --------  --------
OC4S                $     21,000.00  ICB         N/A
------------------  ---------------  ----------  --------  --------  --------

In addition to the Base Monthly Recurring Occupancy Fees listed above, discounts are provided based on the volume of services billed by the Customer on the same account as the collocation site for each month and the Term agreed to for the site. The discount percentage may vary from month to month and will appear as a single line item on the Customer's invoice. The discount percentage applies only to the Monthly Recurring Charges for the Occupancy Fee, and does not apply to power, cross-connect, installation, or any other charges related to collocation service. The discount schedule is listed below:

Billed Revenue (per Applicable Discount
month)
                     1YR   2YR   3YR
0-S25K                0%    0%    0%
S2SK-S100K            4%    6%    8%
S100K-S300K           6%    8%   10%
S300K AND  ABOVE      8%   10%   12%

---------------
(2) Cross connects are provided in accordance with and subject to XO's Terms and Conditions as set out in the applicable service agreement.
(3) XO will forfeit its First Right of Refusal only if the Customer has been approved on an individual case basis by the XO Product Manager.

                                XO CONFIDENTIAL
                                       14

Exhibit A to this Schedule depicts the work to be performed by XO to prepare the Equipment Space for Customer occupancy and use. By signing below, Customer acknowledges and agrees that it has read and it accepts all the terms and conditions in the Agreement referenced above, of which this Collocation Schedule is a pan.

CUSTOMER: Telco Billing, Inc.                XO

By:  /s/ Carl Puerschner                     By:  /s/ Michael S. Kraft
     -------------------                          --------------------

Name:  Carl Puerschner                       Name:  Michael S. Kraft
       -----------------                            ------------------

Title:  DIT                                  Title:  VP Finance
        ----------------                             -----------------

Date:  6-10-2003                             Date:  6-19-2003
       -----------------                            ------------------

                                XO CONFIDENTIAL
                                       15

                                    EXHIBIT A
        to Collocation Schedule No. 1 between XO and Telco Billing, Inc.

Insert  Collocation  Form  depicting  Requirements
Currently in Microsoft Excel Format

Insert Floor Plan depicting space requirements and/or Equipment layout or diagram (if applicable)

                                XO CONFIDENTIAL
                                       16

                                              XO(TM) Telco Collocation Request Form
                                              -------------------------------------
                                                           EXHIBIT A
                                                to Collocation Schedule No. 1
Submission Date:                                                  **Please note Requested Delivery Date is not guaranteed
REQUESTED DELIVERY DATE:                                          REP NAME:              Kevin Kossman/ Daryl Chavez
CUSTOMER NAME:                     Telco Billing, Inc.            DESK PHONE:            602-324-6262
Address of Install:                2250 Corporate Circle          CELL PHONE:            480-390-5903
                                   Henderson, NV 89014            email:                 kevin.t.kossman@xo.com
CUSTOMER CONTACT:                  Carl Puerschner                TECHNICAL CONTACT:     Carl Puerschner
Address:                           4840 E. Jasmine St. Suite 105  Address:               4840 E. Jasmine St. Suite 105
                                   Mesa, AZ 85205                                        Mesa, AZ 85205
Phone:                             480-325-4319                   Phone:                 480-325-4319
Fax:                               707-281-1985                   Fax:                   707-281-1985
Email:                             carlp@yp.net                   Email:                 carlp@yp.net
24HR CONTACT:                      Carl Puerschner                BILLING CONTACT:       Carl Puerschner
Address:                           4840 E. Jasmine St. Suite 105  Address:               4840 E. Jasmine St. Suite 105
                                   Mesa, AZ 85205                                        Mesa, AZ 85205
Phone:                             480-325-4319                   Phone:                 480-325-4319
Fax:                               707-281-1985                   Fax:                   707-281-1985
Email:                             carlp@yp.net                   Email:                 carlp@yp.net

PERIOD OF AGREEMENT:  [ ] 1 Year  [ ] 2 Years  [X] 3 Years        ORDER TYPE:  [ ] New Order  [X] Add/Change
                                                                  AGENT ORDER: [ ] Yes        [ ] No

                                                      SPACE REQUIREMENTS
                     CAGED SPACE                                                     CABINET(S)
Square feet required:                                             Quantity of Cabinets:  1   [X] XO Cabinet
                                                                  Width of Equipment:        [ ] Customer Cabinet
XO to provide cage layout & proposed rack layout for              Depth of Equipment:
Customer approval                                                 *XO does not provide shelves for any cabinets
Minimum cage size is 100 square feet                              If installing customer cabinet, please include cabinet dimensions
Racks cannot exceed a height of 84"                               Customer cabinet cannot exceed depth of 36" and height of 84"
Please list all equipment to be installed by rack #               Please list all equipment to be installed by cabinet #

             Equipment            Dimensions (HXWXD)                              Equipment            Dimensions (HXWXD)
Rack 1                                                            Cabinet 1
Rack 2                                                            Cabinet 2
Rack 3                                                            Cabinet 3
Rack 4                                                            Cabinet 4
Rack 5                                                            Cabinet 5
Rack 6                                                            Cabinet 6
***If quantity of racks exceeds 6, copy format and attach         ***If quantity of cabinets exceeds 6, copy format and attach
additional rack information.                                      additional cabinet information.

                               Required Key Cards
Note: 3 supplied at no charge. Additional key cards can be supplied at $50 charge per additional key card.
              Name                        Phone                    email
Card 1    Carl Puerschner              480-325-4319             carlp@yp.net
Card 2    Mark Wallenburg                                       markw@yp.net
Card 3
Card 4
Card 5

                                                       XO CONFIDENTIAL
                                                              17

                              POWER REQUIREMENTS

DC Requirements:
                                                     Amps Breakered /
  Rack / Cabinet #  # of Feeds  Single or Dual Feed      Fuse Size       Total
                                                                             0
                                                                             0
                                                                             0
                                                                             0
                                                                             0
  Total                      0                                               0

Customer is responsible for subsequent distribution of power within customer cage or cabinet

AC  Requirements:
                     UPS Yes   # of   Amps Breakered /   Receptacle     #  Receptacles
    Rack / Cabinet #  or No  Circuits    Fuse Size       Type/ NEMA    Single/Duplex/Quad    Total
                     NO             1                    standard                                1
                                                                                                 0
                                                                                                 0
                                                                                                 0
                                                                                                 0
             Total                  1                                                            1

              NEMA: National Electrical Manufacturers Association
Notes: Standard AC power is 120 volt single phase. Other voltages available on an ICB based on market. AC receptacles are provided above cabinets. Customer must provide own power strips if required. UPS is available on an ICB per site. Rack-mount UPS units are the responsibility of each customer. The minimum power provisioned is 20 Amps. Additional power is sold in 10 Amp increments, XO provides Bell Core Standard Grounding. XO provides Convenience AC Outlets fused @ 20 Amps (unprotected and not to power equipment)

                      BANDWIDTH/CROSSCONNECT REQUIREMENTS
Type and Number of Signal Terminations to be Cabled

Terminations to be cabled are those that are being requested to support the equipment listed on this application. An application requesting an augment must be submitted for additional terminations to be cabled. The following cables refer to the physical

     Incremental Forecast: (mandatory for initial and 1 year)

                                                Year-end               Intra-
              Initial  60 days  6 months  Year   Total     Cabinet #  Building
       1 PR
        DS1
        DS3         1                        1
        OC3
       OC12
       OC48
    10BaseT                                                             N/A
   100BaseT                                                             N/A
Dark  Fiber                                                             N/A

**Year-end Total represents the sum of me circuits installed initially plus the Incremental circuits installed at 60 days. 6 months, and year end.


                                XO CONFIDENTIAL
                                       18

Type of voice jack (Standard RJ-11 surface):             n/a
                                             -----------------------------------

INTRA-BUILDING CROSS CONNECT INFORMATION
----------------------------------------
*Please check with Local Market to confirm available carriers
REQUESTED CARRIER:______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Carrier on XO's list?  [ ] YES [X] NO
If NO, please provide Collocation Provider:        XO Communications
                                            ------------------------------------
Floor: _________________________________________________________________________
Suite Number: __________________________________________________________________

--------------------------------------------------------------------------------
                              SPECIAL REQUIREMENTS
--------------------------------------------------------------------------------

                                                 Quantity
Stratum timing  [ ] YES  [ ] NO           DS0
                                          DS1

Special Requirements: none
                      ----------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CUSTOMER'S VENDOR SELECTION
Installation Vendor:  YP.net will install equipment themselves
                    ------------------------------------------------------------
Address:              4840 E. Jasmine St. Suite 105
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
Phone: 480-325-4319                     Fax:
      --------------------------------      ------------------------------------

CUSTOMER EQUIPMENT DELLVERIES MUST BE SCHEDULED WITH XO ONE (1) WEEK IN ADVANCE.
                              ----
XO(TM) WILL NOT ACCEPT AND DELIVERIES.



A Collocation License Agreement must be executed by the parties prior to or concurrently with a Collocation Schedule including all its Exhibits in order for this Request Form to be effective. This Request Form must be filled out with the customer and acc

**Both this Request Form and an applicable Collocation Schedule must be executed for each location.

FAILURE TO PROVIDE ALL REQUESTED INFORMATION AND ASSOCIATED DOCUMENTATION MAY RESULT IN DELAYS IN THE PROCESSING OF THIS REQUEST.

CUSTOMER  SIGNATURE:

By:__________________________________  Printed:_________________________________
Title:_______________________________  Date:____________________________________

                                XO CONFIDENTIAL
                                       19

                                    EXHIBIT B
        TO COLLOCATION SCHEDULE NO. 1 BETWEEN XO AND TELCO BILLING, INC.

                               TECHNICAL SERVICES

SERVICE  DESCRIPTION

Customer may obtain the following XO Technical Services at XO Facilities:

     1. Visual inspection of devices to assess equipment status (e.g. status lights, power lights, and cabling) and report of observations back to the Customer at request; and

     2. Perform power reboots (or power re-cycles) of equipment where Customer provides written directions for the technician.

XO will provide the above two (2) Technical Services upon Customer request. Technical Services will be billed on an hourly basis. Charges for Technical Services will appear on each subsequent monthly invoice for which such Technical Services were ordered. Response times from XO to Customer regarding a Technical Service request is two (2) hours from receipt of request during standard XO business hours and four (4) hours during XO Off-Business hours (see pricing matrix below).

CUSTOMER  EQUIPMENT  INFORMATION

The Customer, prior to ordering Technical Service, must provide information specific to the Equipment, as XO technicians will require specific direction relating to the requested Technical Service. Customer will provide the following information to XO, via fax or email, prior to ordering Technical Services:

If  you  lease  cabinet(s):                                If you lease caged space:
---------------------------                                -     Cage number(s) and location(s) within the XO
-     Cabinet  number(s)  and  locations)  within  the           Telco Collocation room
      XO  Telco  Collocation  room                         -     Cabinet or Rack number(s) and location(s)
*     On  a  per  cabinet  basis:                                within the Telco Collocation cage
-     Description  to  Visio  drawing  including           -     On a per cabinet or rack basis:
      equipment  housed  per  cabinet  and  location       -     Description or Visio drawing including
      within  each  cabinet                                      equipment housed per cabinet/rack and location
*     Physical  labels  attached  to  major  pieces  of          within each cabinet/rack
      equipment  to  facilitate  identification  by  XO    -     Physical labels attached to major pieces of
      Technicians                                                equipment to facilitate identification by XO
                                                                 Technicians

CUSTOMER  ORDERING  PROCEDURES

When placing a Technical Service request, Customer shall have the following information accessible 10 expedite the dispatch of the XO Technician:

-    Your  Company  name
- Site requiring Technical Service (please include street address, suite number, zip code, and floor number, if appropriate)
-    Particular  service  requested
     - Visual Inspection of devices to assess equipment status (e.g. status lights, power lights, and cabling) and report of observations back to the Customer
     - Perform power reboots (or power re-cycles) on equipment where customer provides written directions for the technician
-    Your  Technical  Contact  name  and  number  available  on  a  24X7  basis
- Individual cage number(s) and/or cabinet/rack number(s) and location(s) within collocation room requiring service
- Equipment description (manufacturer name and serial number) and location within cabinet requiring service

                                XO CONFIDENTIAL
                                       20

*    Specific  directions  to  perform  requested  task
     - Location of critical buttons/switches/lights to be addressed during requested task

XO will require a Customer technician to be available at the time of the service call to provide real-time instruction if deemed necessary by the XO technician. XO maintains the right to refuse performing work on Equipment, based on the training and direction received from the Customer, regardless if the Technical Service requested falls within the scope of the two (2) Technical Services identified above.

TERM

This Exhibit B is co-terminus with Collocation Schedule No. 1. Accordingly, Technical Services will be provided for Customer at the site indicated above until expiration of the applicable Collocation Schedule.

LIMITATION  OF  LIABILITY  FOR  TECHNICAL  SERVICES

WITH REGARDS TO THE TECHNICAL SERVICES PROVIDED HEREUNDER, IN NO EVENT SHALL XO BE LIABLE TO CUSTOMER OR TO CUSTOMER'S END USERS OR OTHER THIRD PARTIES FOR ANY INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION ANY LOST PROFITS, LOST GOODWILL, OR LOST BUSINESS, ARISING UNDER OR AS A RESULT OF THE TECHNICAL SERVICES PROVIDED BY XO HEREUNDER, EVEN IF XO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR EVEN IF DUE TO XO'S OWN NEGLIGENCE. FURTHERMORE, IN NO EVENT WILL XO BE LIABLE TO CUSTOMER FOR ANY DIRECT DAMAGES ARISING OUT OF CUSTOMER'S USE OF THE PREMISES OR THE TECHNICAL SERVICES PROVIDED HEREUNDER, UNLESS SUCH DAMAGES ARE THE DIRECT RESULT OF XO'S WILLFUL MISCONDUCT. IN ANY EVENT, XO'S LIABILITY UNDER THIS EXHIBIT FOR TECHNICAL SERVICES SHALL NOT EXCEED THE TOTAL TECHNICAL SERVICE FEES PAID TO XO UNDER THIS EXHIBIT IN THE THREE (3) MONTHS PRIOR TO THE EVENT.

XO  BUSINESS  HOURS  AND  HOLIDAY  SCHEDULE

* Business Hours: Monday - Friday 8:00 a.m. to 5:00 p.m., except for XO Holidays (see table below).
* Off-Business Hours: Monday - Friday 5:00 p.m. to 8:00 am, Saturdays, Sundays, and XO Holidays (see table below).

New  Years  Day       MLK Day        President's  Day     Memorial  Day
Independence Day      Labor Day      Thanksgiving Day     Day after Thanksgiving
Christmas  Eve        Christmas Day

PRICING

XO will provide Technical Services at the following rates*:

                            PRICE/HOUR    MINIMUM
BUSINESS  HOURS               $   95      2 hours
AFTER  BUSINESS  HOURS        $  110      4 hours

*A11 Technical Services are billed in one-how increments. Services provided during XO business hours are tracked with a two-hour minimum. Services provided during XO off-business hours are tracked with a four-hour minimum. XO business hours are defined as Monday through Friday 8:00 a.m. to 5:00 p.m., except for XO holidays. XO off-business hours are defined as Monday through Friday 5:00 p.m. to 8:00 a.m., Saturdays, Sundays and XO holidays.

                                XO CONFIDENTIAL
                                       21

                           COLLOCATION SCHEDULE NO. 2

This Collocation Schedule is made on this 1 day of October, 2003  and subject to
                                         ---       -------
all definitions, terms and conditions of that certain Collocation License Agreement, dated 6-10-03 (the "Agreement") by and between Telecommunications of
                  -------
Nevada, LLC, a Delaware limited liability company, doing business as XO Communications a Limited Liability Company, with an office at 2240 Corporate Circle, Suite 100, Henderson, Nevada 89014 ("XO"), and Telco Billing, Inc., a Nevada corporation, with an office at 806 Buchannon Blvd., Suite 250-115, Boulder City, Nevada 89005 ("Customer"). This Collocation Schedule also has the following Exhibits: The Floor Plan for the Equipment Space, identified as Exhibit A; and Technical Services, identified as Exhibit B. Capitalized terms used herein but not defined shall have the meanings as set forth in the Agreement.

1.  ADDRESS OF PREMISES                2. SPACE ALLOCATION
16563 NW 15th Ave.                     One (1) cabinet
Miami, FL 33169


3.  MINIMUM TERM: Two (2) Years        4. RENEWAL  PERIOD
REQUESTED SERVICE DATE: ______         (outline  any  renewal  options offered)
                                        ---------------------------------------

S.  ACCESS  TO  PREMISES:  (CHECK  ONE)(1)

  X  24 x 7 unescorted access is provided. Customer will receive 3 cards per
-----
site. Additional  cards  provided  at  $50/card.

     Escorted  access is required. Applicable fees are set out in the Agreement.
-----

     6.   MONTHLY RECURRING SERVICE FEES - BASE PRICING

Occupancy Fees
                                                         ------------  ------------  --------  -------------
                                                            Monthly    Nonrecurring  Quantity      Total
                                                           Recurring      Charge                  Monthly
                                                            Charge                               Recurring
                                                                                                  Charge
                                                         ------------  ------------  --------  -------------
Cage Option: price per square foot                       $      65.00                   N/A            $ .00
                                                         ------------  ------------  --------  -------------
Cabinet Option: price per cabinet including 20 amps AC
power                                                    $     600.00                    1           $600.00
                                                         ------------  ------------  --------  -------------
Installation                                                           $    2500.00      1
                                                         ------------  ------------  --------  -------------

Additional Power Fees
                                                         ------------  ------------  --------  -------------
                                                           Price Per   Nonrecurring  Quantity      Total
                                                            amp per       Charge                  Monthly
                                                             month                               Recurring
                                                                                                  Charge
                                                         ------------  ------------  --------  -------------
DC Power: in 10 Amp increments                           $      15.00                   N/A             $.00
                                                         ------------  ------------  --------  -------------
120 Volt AC Power with UPS backup: in 10 Amp increments  $      16.00                   N/A             $.00
                                                         ------------  ------------  --------  -------------
120 Volt AC Power without UPS backup; in 10 Amp          $        .00                    20             $.00
increments                                                (included
                                                          w/ cabinet)
                                                         ------------  ------------  --------  -------------

--------------------
1 Most locations permit 24x7 unescorted access, but there are several XO buildings which do not permit 24x7 unescorted access (e.g., Sears Tower in Chicago).

                                XO CONFIDENTIAL
                                        1

Cross  Connect  Fees(2)
------------------  ---------------  ----------  --------  --------  --------
                                                  To XO
------------------  ---------------  ----------  --------  --------  --------
                        Monthly          Non-    Quantity   Monthly  Total Non-
                       Recurring      Recurring            Recurring   Total
                        Charge         Charge               Charges  Recurring
                                                                      Charges
------------------  ---------------  ----------  --------  --------  --------
DS1                 $        50.000  $   200.00  N/A       $    .00  $    .00
------------------  ---------------  ----------  --------  --------  --------
DS3                 $        150.00  $   300.00         1  $ 150.00  $ 300.00
------------------  ---------------  ----------  --------  --------  --------
OC3                 $        500.00  $   800.00  N/A       $    .00  $    .00
------------------  ---------------  ----------  --------  --------  --------
OC12                $        800.00  $  2000.00  N/A       $    .00  $    .00
------------------  ---------------  ----------  --------  --------  --------
OC48                $       2000.00  $  2500.00  N/A       $    .00  $    .00
------------------  ---------------  ----------  --------  --------  --------
Ethernet -lOBaseT   $        100.00  $   200.00  N/A       $    .00  $    .00
------------------  ---------------  ----------  --------  --------  --------
Ethernet -100BaseT  $        600.00  $  1000.00  N/A       $    .00  $    .00
------------------  ---------------  ----------  --------  --------  --------
                      To Alternate Carrier (based on Revenue Commitment)(3)
                    ---------------------------------------------------------
DS1                 $        150.00  $   300.00  N/A
------------------  ---------------  ----------  --------  --------  --------
DS3                 $        450.00  $ 1,000.00  N/A
------------------  ---------------  ----------  --------  --------  --------
OC3                 $     1,600.000  $ 2,000.00  N/A
------------------  ---------------  ----------  --------  --------  --------
OC12                $      3,000.00  $ 5,000.00  N/A
------------------  ---------------  ----------  --------  --------  --------
OC48                $      8,000.00  $10,000.00  N/A
------------------  ---------------  ----------  --------  --------  --------
Ethernet - lOBaseT  $        800.00  $   800.00  N/A
------------------  ---------------  ----------  --------  --------  --------
Ethernet -100BaseT  $      1,000.00  $ 1,500.00  N/A
------------------  ---------------  ----------  --------  --------  --------
                                          Infra-Building
                    ---------------------------------------------------------
DS1                 $        150.00  ICB         N/A
------------------  ---------------  ----------  --------  --------  --------
DS3                 $        450.00  ICB         N/A
------------------  ---------------  ----------  --------  --------  --------
OC3                 $      1,600.00  ICB         N/A
------------------  ---------------  ----------  --------  --------  --------
OC12                $      5,750.00  ICB         N/A
------------------  ---------------  ----------  --------  --------  --------
OC4S                $     21,000.00  ICB         N/A
------------------  ---------------  ----------  --------  --------  --------

In addition to the Base Monthly Recurring Occupancy Fees listed above, discounts are provided based on the volume of services billed by the Customer on the same account as the collocation site for each month and the Term agreed to for the site. The discount percentage may vary from month to month and will appear as a single line item on the Customer's invoice. The discount percentage applies only to the Monthly Recurring Charges for the Occupancy Fee, and does not apply to power, cross-connect, installation, or any other charges related to collocation service. The discount schedule is listed below:

Billed  Revenue  (per   Applicable  Discount
month)
                     1YR   2YR   3YR
0-S25K                0%    0%    0%
S2SK-S100K            4%    6%    8%
S100K-S300K           6%    8%   10%
S300K AND  ABOVE      8%   10%   12%

---------------
(2) Cross connects are provided in accordance with and subject to XO's Terms and Conditions as set out in the applicable service agreement.
(3) XO will forfeit its First Right of Refusal only if the Customer has been approved on an individual case basis by the XO Product Manager.

                                XO CONFIDENTIAL
                                        2

Exhibit A to this Schedule depicts the work to be performed by XO to prepare the Equipment Space for Customer occupancy and use. By signing below, Customer acknowledges and agrees that it has read and it accepts all the terms and conditions in the Agreement referenced above, of which this Collocation Schedule is a part.

CUSTOMER: TELCO BILLING, INC.             XO

BY:  /S/  CARL  PUERSCHNER                BY:  /S/  MICHAEL  S.  KRAFT
     -------------------                       -----------------------

NAME:  CARL  PUERSCHNER                   NAME:  MICHAEL  S.  KRAFT
       ---------------                           ------------------

TITLE:  DIT                               TITLE:  VP  FINANCE
        ---                                       -----------

DATE:  6-10-2003                          DATE:  6-19-2003
       ---------                                 ---------


                                XO CONFIDENTIAL
                                        3

                                    EXHIBIT A
        to Collocation Schedule No. 1 between XO and Telco Billing, Inc.

Insert  Collocation  Form  depicting  Requirements
Currently in Microsoft Excel Format

Insert Floor Plan depicting space requirements and/or Equipment layout or diagram (if applicable)

                                XO CONFIDENTIAL
                                        4

                                              XO(TM) Telco Collocation Request Form
                                              -------------------------------------
                                                           EXHIBIT  A
                                                to  Collocation  Schedule  No.  2
Submission Date:                                                  **Please note Requested Delivery Date is not guaranteed
REQUESTED DELIVERY DATE:                                          REP NAME:              Kevin Kossman/ Daryl Chavez
CUSTOMER NAME:                     Telco Billing, Inc.            DESK PHONE:            602-324-6262
Address of Install:                16563 NW 15th Ave              CELL PHONE:            480-390-5903
                                   Miami, FL 33169                email:                 kevin.t.kossman@xo.com
CUSTOMER CONTACT:                  Carl Puerschner                TECHNICAL CONTACT:     Carl Puerschner
Address:                           4840 E. Jasmine St. Suite 105  Address:               4840 E. Jasmine St. Suite 105
                                   Mesa, AZ 85205                                        Mesa, AZ 85205
Phone:                             480-325-4319                   Phone:                 480-325-4319
Fax:                               707-281-1985                   Fax:                   707-281-1985
Email:                             carlp@yp.net                   Email:                 carlp@yp.net
24HR CONTACT:                      Carl Puerschner                BILLING CONTACT:       Carl Puerschner
Address:                           4840 E. Jasmine St. Suite 105  Address:               4840 E. Jasmine St. Suite 105
                                   Mesa, AZ 85205                                        Mesa, AZ 85205
Phone:                             480-325-4319                   Phone:                 480-325-4319
Fax:                               707-281-1985                   Fax:                   707-281-1985
Email:                             carlp@yp.net                   Email:                 carlp@yp.net

PERIOD OF AGREEMENT:  [ ] 1 Year  [ ] 2 Years  [X] 3 Years        ORDER TYPE:  [ ] New Order  [X] Add/Change
                                                                  AGENT ORDER: [ ] Yes        [ ] No

                                                      SPACE REQUIREMENTS
                      CAGED SPACE                                                    CABINET(S)
Square feet required:                                             Quantity of Cabinets:  1   [X] XO Cabinet
                                                                  Width of Equipment:        [ ] Customer Cabinet
XO to provide cage layout & proposed rack layout for              Depth of Equipment:
customer approval                                                 *XO does not provide shelves for any cabinets
Minimum cage size is 100 square feet                              If installing customer cabinet, please include cabinet dimensions
Racks cannot exceed a height of 84"                               Customer cabinet cannot exceed depth of 36" and height of 84"
Please list all equipment to be installed by rack #               Please list all equipment to be installed by cabinet #

             Equipment            Dimensions (HXWXD)                              Equipment            Dimensions (HXWXD)
Rack 1                                                            Cabinet 1
Rack 2                                                            Cabinet 2
Rack 3                                                            Cabinet 3
Rack 4                                                            Cabinet 4
Rack 5                                                            Cabinet 5
Rack 6                                                            Cabinet 6
***If quantity of racks exceeds 6, copy format and attach         ***If quantity of cabinets exceeds 6, copy format and attach
additional rack information.                                      additional cabinet information.

Required Key Cards
Note: 3 supplied at no charge. Additional key cards can be supplied at $50 charge per additional key card.
              Name                        Phone                    email
Card 1    Carl Puerschner              480-325-4319             carlp@yp.net
Card 2    Mark Wallenburg                                       markw@yp.net
Card 3
Card 4
Card 5

                                                       XO CONFIDENTIAL
                                                               5

                              POWER REQUIREMENTS

                               DC Requirements:

                                                     Amps Breakered /
  Rack / Cabinet #  # of Feeds  Single or Dual Feed      Fuse Size       Total
                                                                             0
                                                                             0
                                                                             0
                                                                             0
                                                                             0
  Total                      0                                               0

Customer is responsible for subsequent distribution of power within customer cage or cabinet

AC  Requirements:
                     UPS Yes   # of   Amps Breakered /   Receptacle     #  Receptacles
    Rack / Cabinet #  or No  Circuits    Fuse Size       Type/ NEMA    Single/Duplex/Quad    Total
                     NO             1                    standard                                1
                                                                                                 0
                                                                                                 0
                                                                                                 0
                                                                                                 0
    Total                           1                                                            1

              NEMA: National Electrical Manufacturers Association
Notes: Standard AC power is 120 volt single phase. Other voltages available on an ICB based on market. AC receptacles are provided above cabinets. Customer must provide own power strips if required. UPS is available on an ICB per site. Rack-mount UPS units are the responsibility of each customer. The minimum power provisioned is 20 Amps. Additional power is sold in 10 Amp increments, XO provides Bell Core Standard Grounding. XO provides Convenience AC Outlets fused @ 20 Amps (unprotected and not to power equipment)

                      BANDWIDTH/CROSSCONNECT REQUIREMENTS
Type and Number of Signal Terminations to be Cabled



Terminations to be cabled are those that are being requested to support the equipment listed on this application. An application requesting an augment must be submitted for additional terminations to be cabled. The following cables refer to the physical

     Incremental Forecast: (mandatory for initial and 1 year)
                                                Year-end               Intra-
              Initial  60 days  6 months  Year   Total     Cabinet #  Building
       1 PR
        DS1
        DS3         1                        1
        OC3
       OC12
       OC48
    10BaseT                                                             N/A
   100BaseT                                                             N/A
Dark  Fiber                                                             N/A

**Year-end Total represents the sum of me circuits installed initially plus the Incremental circuits installed at 60 days. 6 months, and year end.


                                XO CONFIDENTIAL
                                        6

Type of voice jack (Standard RJ-11 surface):           n/a
                                              ----------------------------------

INTRA-BUILDING CROSS CONNECT INFORMATION
----------------------------------------
*Please check with Local Market to confirm available carriers
REQUESTED CARRIER:______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Carrier on XO's list?  [ ] YES [X] NO
If NO, please provide Collocation Provider:       XO Communications
                                            ------------------------------------
Floor: _________________________________________________________________________
Suite Number: __________________________________________________________________
________________________________________________________________________________
                              SPECIAL REQUIREMENTS
--------------------------------------------------------------------------------

                                                 Quantity
Stratum timing  [ ] YES  [ ] NO           DS0
                                          DS1

Special Requirements: none
                      ----------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CUSTOMER'S VENDOR SELECTION
Installation Vendor:  YP.net will install equipment themselves
                    ------------------------------------------------------------
Address:              4840 E. Jasmine St. Suite 105
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
Phone: 480-325-4319                     Fax:
      --------------------------------      ------------------------------------

CUSTOMER EQUIPMENT DELLVERIES MUST BE SCHEDULED WITH XO ONE (1) WEEK IN ADVANCE.
                              ----
XO(TM) WILL NOT ACCEPT AND DELIVERIES.



A Collocation License Agreement must be executed by the parties prior to or concurrently with a Collocation Schedule including all its Exhibits in order for this Request Form to be effective. This Request Form must be filled out with the customer and acc

**Both this Request Form and an applicable Collocation Schedule must be executed for each location.

FAILURE TO PROVIDE ALL REQUESTED INFORMATION AND ASSOCIATED DOCUMENTATION MAY RESULT IN DELAYS IN THE PROCESSING OF THIS REQUEST.

CUSTOMER  SIGNATURE:
By:__________________________________  Printed:_________________________________
Title:_______________________________  Date:____________________________________

                                XO CONFIDENTIAL
                                        7

                                    EXHIBIT B
        TO COLLOCATION SCHEDULE NO. 2 BETWEEN XO AND TELCO BILLING, INC.

                               TECHNICAL SERVICES

SERVICE  DESCRIPTION

Customer may obtain the following XO Technical Services at XO Facilities:

     1. Visual inspection of devices to assess equipment status (e.g. status lights, power lights, and cabling) and report of observations back to the Customer at request; and

     2. Perform power reboots (or power re-cycles) of equipment where Customer provides written directions for the technician,

XO will provide the above two (2) Technical Services upon Customer request. Technical Services will be billed on an hourly basis. Charges for Technical Services will appear on each subsequent monthly invoice for which such Technical Services were ordered. Response times from XO to Customer regarding a Technical Service request is two (2) hours from receipt of request during standard XO business hours and four (4) hours during XO Off-Business hours (see pricing matrix below).

CUSTOMER  EQUIPMENT  INFORMATION

The Customer, prior to ordering Technical Service, must provide information specific to the Equipment, as XO technicians will require specific direction relating to the requested Technical Service. Customer will provide the following information to XO, via fax or email, prior to ordering Technical Services:

If  you  lease  cabinet(s):                                If you lease caged space:
---------------------------                                -     Cage number(s) and location(s) within the XO
-     Cabinet  number(s)  and  locations)  within  the           Telco Collocation room
      XO  Telco  Collocation  room                         -     Cabinet or Rack number(s) and location(s)
-     On  a  per  cabinet  basis:                                within the Telco Collocation cage
-     Description  to  Visio  drawing  including           -     On a per cabinet or rack basis:
      equipment  housed  per  cabinet  and  location       -     Description or Visio drawing including
      within  each  cabinet                                      equipment housed per cabinet/rack and location
-     Physical  labels  attached  to  major  pieces  of          within each cabinet/rack
      equipment  to  facilitate  identification  by  XO    -     Physical labels attached to major pieces of
      Technicians                                                equipment to facilitate identification by XO
                                                                 Technicians

CUSTOMER  ORDERING  PROCEDURES

When placing a Technical Service request, Customer shall have the following information accessible 10 expedite the dispatch of the XO Technician:

-    Your  Company  name
- Site requiring Technical Service (please include street address, suite number, zip code, and floor number, if appropriate)
-    Particular  service  requested
     - Visual Inspection of devices to assess equipment status (e.g. status lights, power lights, and cabling) and report of observations back to the Customer
     - Perform power reboots (or power re-cycles) on equipment where customer provides written directions for the technician
-    Your  Technical  Contact  name  and  number  available  on  a  24X7  basis
- Individual cage number(s) and/or cabinet/rack number(s) and location(s) within collocation room requiring service
- Equipment description (manufacturer name and serial number) and location within cabinet requiring service

                                XO CONFIDENTIAL
                                        8

-    Specific  directions  to  perform  requested  task
     - Location of critical buttons/switches/lights to be addressed during requested task

XO will require a Customer technician to be available at the time of the service call to provide real-time instruction if deemed necessary by the XO technician. XO maintains the right 10 refuse performing work on Equipment, based on the training and direction received from the Customer, regardless if the Technical Service requested falls within the scope of the two (2) Technical Services identified above.

TERM

This Exhibit B is co-terminus with Collocation Schedule No. 1. Accordingly, Technical Services will be provided for Customer at the site indicated above until expiration of the applicable Collocation Schedule.

LIMITATION OF LIABILITY FOR TECHNICAL SERVICES

WITH REGARDS TO THE TECHNICAL SERVICES PROVIDED HEREUNDER, IN NO EVENT SHALL XO BE LIABLE TO CUSTOMER OR TO CUSTOMER'S END USERS OR OTHER THIRD PARTIES FOR ANY INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION ANY LOST PROFITS, LOST GOODWILL, OR LOST BUSINESS, ARISING UNDER OR AS A RESULT OF THE TECHNICAL SERVICES PROVIDED BY XO HEREUNDER, EVEN IF XO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR EVEN IF DUE TO XO'S OWN NEGLIGENCE. FURTHERMORE, IN NO EVENT WILL XO BE LIABLE TO CUSTOMER FOR ANY DIRECT DAMAGES ARISING OUT OF CUSTOMER'S USE OF THE PREMISES OR THE TECHNICAL SERVICES PROVIDED HEREUNDER, UNLESS SUCH DAMAGES ARE THE DIRECT RESULT OF XO'S WILLFUL MISCONDUCT. IN ANY EVENT, XO'S LIABILITY UNDER THIS EXHIBIT FOR TECHNICAL SERVICES SHALL NOT EXCEED THE TOTAL TECHNICAL SERVICE FEES PAID TO XO UNDER THIS EXHIBIT IN THE THREE (3) MONTHS PRIOR TO THE EVENT.

XO  BUSINESS  HOURS  AND  HOLIDAY  SCHEDULE

* Business Hours: Monday - Friday 8:00 a.m. to 5:00 p.m., except for XO Holidays (see table below).
* Off-Business Hours: Monday - Friday 5:00 p.m. to 8:00 am, Saturdays, Sundays, and XO Holidays (see table below).

New  Years Day       MLK Day         President's  Day     Memorial  Day
Independence Day     Labor Day       Thanksgiving Day     Day after Thanksgiving
Christmas Eve        Christmas Day

PRICING

XO will provide Technical Services at the following rates*:

                            PRICE/HOUR    MINIMUM
BUSINESS  HOURS               $   95     2  hours
AFTER  BUSINESS  HOURS        $  110     4  hours

*A11 Technical Services are billed in one-how increments. Services provided during XO business hours are tracked with a two-hour minimum. Services provided during XO off-business hours are tracked with a four-hour minimum. XO business hours are defined as Monday through Friday 8:00 a.m. to 5:00 p.m., except for XO holidays. XO off-business hours are defined as Monday through Friday 5:00 p.m. to 8:00 a.m., Saturdays, Sundays and XO holidays.

                                XO CONFIDENTIAL
                                        9